UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(617) 500-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On October 31, 2018, pursuant to the Nonexclusive Patent License Agreement dated February 5, 2018 (the “Agreement”) with Massachusetts Institute of Technology (“MIT”), IIOT-OXYS, Inc., a Nevada corporation (the “Company”), sent written notice of its intent to terminate the Agreement with an effective date of termination of April 30, 2019. Since none of the technology licensed to the Company by MIT has been used by the Company in any of its products and the Company has been investing in the development of its own intellectual property, the Company determined the technology that was licensed from MIT wasn’t necessary in the near term. Due to this, the written notice sent by the Company expressed a desire by the Company’s management to renegotiate the terms of the Agreement with MIT.

MIT declined to renegotiate the terms of the Agreement and, on December 6, 2018, the Company received a notice of termination from MIT due to non-payment of fees. As of December 6, 2018, the Agreement was terminated, fees are no longer accruing, and the fees owed to MIT as of December 6, 2018 are still owing. Despite the termination of the Agreement, the Company remains active with MIT as a member of the MIT Startup Exchange (STEX). The purpose of STEX is to promote collaboration and partnerships between MIT-connected startups and members of MIT’s Industrial Liaison Program. The Company remains open to future mutually acceptable agreements with MIT.

The Agreement granted to the Company a royalty-bearing non-exclusive license under U.S. Patent Nos. 8344724 (“Non-Intrusive Monitoring of Power and Other Parameters” issued January 1, 2013), 14/263407 (“Non-Intrusive Monitoring” filed April 28, 2014), and Patent Cooperation Treaty Serial No. PCT/US2016/057165 (“Noncontact Power Sensing” filed October 14, 2016) during the term of the Agreement. The term of the Agreement was from the effective date until the expiration or abandonment of all issued patents and filed patent applications licensed pursuant to the Agreement, unless terminated earlier in accordance with the Agreement.

The Company has paid $40,076 to MIT to date; however, $64,654.30 remains unpaid at the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: January 7, 2019	By:	/s/ Cliff L. Emmons
Cliff L. Emmons, Chief Executive Officer